UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-25707

Date of Report: July 31, 2007

SMOOTH GLOBAL (CHINA) HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State of other jurisdiction of incorporation or organization)	91-1948355 (IRS Employer Identification No.)

Room 618, +17 Anyuan Road, Chaoyang District, Beijing, P.R. China (Address of principal executive offices)	100029 (Zip Code)

86-10-6498-7788

(Registrant’s telephone number including area code)

The Bralorne Mining Company

 (Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation

Effective at close of business on July 31, 2007, The Bralorne Mining Company filed with the Nevada Secretary of State a Certificate of Amendment to its Articles of Incorporation.  The amendment (1) changed the name of the corporation to “Smooth Global (China) Holdings, Inc.” and (2) effected a reverse stock split of the corporation’s common stock in the ratio of 1:30.

Item 9.01	Financial Statements and Exhibits

Exhibits

3-a	Certificate of Amendment of Articles of Incorporation filed on July 23, 2007, effective on July 31, 2007 at 6:00 p.m. Eastern Standard Time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smooth Global (China) Holdings, Inc.

Dated: July 31, 2007	By:	/s/ _Zheng Shuying_____________________
Zheng Shuying, Chief Executive Officer